Lakeland®

Protect Your People®

Midwest IDEAS Conference

August 24, 2023

Safe Harbor Statement

With the exception of historical information, the statements set forth in this presentation include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. The Company wishes to caution that a number of important factors could cause actual results to differ materially from those forward-looking statements. These and other factors could cause actual results to differ materially from those in any forward-looking statements which are discussed in this presentation. Please see Lakeland Industries' SEC filings on Forms 10-K and 10-Q for important information about the Company and related risks. The Company disclaims any obligation to update its forward-looking statements.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures: Adjusted EBITDA and Adjusted EBITDA Margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation tables in this presentation.

Lakeland Overview (Nasdaq: LAKE)

What We Do

Global manufacturer of quality, cost-effective, and mission-critical personal protective clothing solutions that protect people at work and in their communities

Key Statistics

Revenue (FY2023)	$112.8 million
Market Cap.	~$105.8 million
Cash (4/30/2023)	~$26.0 million
Debt (4/30/2023)	~$0
Employees	~1,600
Locations	15 in 11 countries
Distribution	78 countries 74% of global population

Note: Lakeland's fiscal year end is January 31

FY2023 Full Year Revenue

GEOGRAPHY



43%
22%
11%
7%
10%
7%
USA
Asia
Other N.A.
Europe
Latin America
Other Foreign

PRODUCT LINE



49%
20%
13%
13%
5%
Disposables
Chemical
FR/AR Performance
Fire
High-Visibility

LAKE Investment Highlights

Positioned for Sustainable Growth Driven by Strategic Operational & Sales Initiatives

- Targeting high single digit revenue growth, driven by strong long term growth trends and product segment focus
- Investments in manufacturing capabilities enables production flexibility to facilitate growth
- Focus on higher value-added products and segments with low price elasticity of demand

Strategic Competitive and Manufacturing Advantages

- Highly leverageable cost structure including company-owned global manufacturing sites
- Diversified product offering and leader in product quality and innovation
- Product differentiation and complexity of design

Favorable Industry Dynamics and Blue-Chip Customer Base

- Global industry poised for accelerated growth
- Large customers with no significant customer concentration

Strong Financial Position

- Robust balance sheet and cash flow to fund organic/inorganic plans
- Low capital intensity business

Strong and Experienced Management Team

- Deep industry knowledge and experience



Sustainable Long-Term Growth Driven by Operational Enhancements

Growth and Performance Improvement Initiatives

1. Focus on new product development & shift in market focus
   - Higher margin segments:
     - Fire Service
     - Cleanroom suits for Big Pharma
     - Electric arc protective apparel for Utilities – High Performance Wear
2. Sales and marketing upgrades ready to drive above market growth
   - CRM capabilities to more efficiently track sales and marketing trends
   - Channel rationalization
3. Completed investments in global manufacturing footprint
   - Vietnam (now largest facility for the Company)
   - Short run pilot plant for high margin products

2025-27 Targets

1. Mid-to high single digit revenue growth in core markets
   - Growth above market by 200-300 bps/year
2. Adjusted EBITDA margins in the high teens
   - Strong operating leverage to revenue growth
3. Strive for gross margin in the low 40's
4. Continued strong free cash flow generation

Net Sales (in millions of dollars)



FY'25-'27
$200
$150
$100
$50
$-
FY'19
FY'20
FY'21
FY'22
FY'23
Target

Achieving Material Improvement in Profitability


Net Sales (in millions of dollars)
Adjusted EBITDA Margin % (Range)
Gross Margin %
Pandemic Era
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 FY2023
FY2027 Target

FY2003 – FY2007
- Lakeland shifts away from DuPont supply relationship, developing its own key competitive SKUs and product lines; broadens its global reach

FY2007 – FY2020
- Closed inefficient business lines and shifted focus to value over volume, focusing on products and markets low price elasticity; business approach shifts to proactive from reactive.

FY2020
- Renewed focus on driving sustainable above market revenue growth with the goal of elevating and maintaining high Adjusted EBITDA margins. FY23 implemented Small, Strategic, and Quick (SSQ) strategy.

Post-Pandemic Era Targets
- Mid-to high single digit revenue growth in core markets
- Adjusted EBITDA margins in the high teens
- Strive for margin in the low 40's
- Continued strong free cash flow generation
- Maintain strong financial position

Setting New Post-COVID Margin Baseline



$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
60%
50%
40%
30%
20%
10%
0%
-10%
Pandemic Era
Q3-FY2019 Q4-FY2019 Q1-FY2020 Q2-FY2020 Q3-FY2020 Q4-FY2020 Q1-FY2021 Q2-FY2021 Q3-FY2021 Q4-FY2021 Q1-FY2022 Q2-FY2022 Q3-FY2022 Q4-FY2022 Q1-FY2023 Q2-FY2023 Q3-FY2023 Q4-FY2023 Q1-FY2024
Net Sales (in millions of dollars)
Gross Margin %
Adjusted EBITDA Margin %

- Proven results from plan implemented in 2019 to sustainably improve performance, including Adjusted EBITDA margin expansion
- New baseline coming into focus as world exits COVID-19 pandemic

Focus on High Value Applications

Leveraging core product strengths to increase penetration in High Value markets

Product Lines

FIRE



FR/AR PERFORMANCE



CHEMICAL



HIGH-VISIBILITY



DISPOSABLES



Applications

FIRE
- Municipal Fire
- Volunteer Fire
- Search & Rescue
- Wild Land

FR/AR PERFORMANCE
- Energy
- Utilities
- Petrochemical
- Industrial

CHEMICAL
- Utilities
- Petrochemical
- Clean Room
- Healthcare
- Industrial

HIGH-VISIBILITY
- Energy
- Utilities
- Transportation
- Construction
- Industrial

DISPOSABLES
- Clean Room
- Energy
- Healthcare
- Abatement
- Industrial

● High Value Products

"High Value" references products that provide exceptional benefits to our customers and end users. When sourcing these products, customers actively solicit our engagement in the decision-making process.

Large Markets with Strong Tailwinds

Key Market Dynamics

INCREASING RELEVANCE OF SAFETY AND PPE

- Increased development and enforcement of safety and environmental standards globally
- Global acceptance of PPE increasing in wake of COVID-19 pandemic
- Lakeland products available in 78 countries

GROWING DEMAND FROM END-USER INDUSTRIES

- Global ESG movement is increasing focus on worker health and safety
- Further industrialization is leading to more complex processes and hazardous environments requiring additional protective solutions

ONGOING AND FUTURE TECHNOLOGICAL ADVANCEMENTS

- Continued advancements in non-woven fabrics (e.g., nanofibers) with improved properties and attributes
- "Smart PPE/Connected Worker" growth projected to be $1.9 billion from 2020 to 2024[1]
- Recent strategic investment to enter Connected Worker Market

~$6 Billion Total Addressable Market with a Mid-to-High-Single-Digit Growth Rate[2]



Sources:
1) IOSH Magazine, "Power Dressing for Smart PPE"
2) Allied Market Research, The Insight Partners, and Management Estimates

Lakeland's Competitive Advantages

1 Owned, global manufacturing base

2 Focused, Yet Diversified Product Portfolio

3 Scalable, asset-light business model

4 Geographically Diverse Sales Platform

5 Well-Capitalized and Healthy Balance Sheet

1 Provides us with the ability to rapidly scale-up production to meet emergency demand, shift production between locations to navigate the geopolitical landscape, and to maintain the highest levels of quality

2 We are one of only a few companies that are entirely focused on safety solutions, targeting mission-critical applications, while simultaneously offering our customers a diverse portfolio of products for each end-user's applications

3 Excellent free-cash-flow dynamics driven by a high degree of operating leverage and low capital requirements

4 Attractive opportunities for our strategic products in key, diverse markets – the addition of Eagle's products into our global sales channels, coupled with bringing the manufacture of Eagle products "in house" provides us immediate sales opportunities in all markets outside of North America

5 Available cash and credit facilities enable us to strategically pursue new organic and inorganic growth opportunities to increase shareholder value and further differentiate ourselves from competitors

Fiscal 2024 First Quarter Highlights

Q1-FY24 Highlights

- Net sales of $28.7 million and gross margin of 43.4%
- High-value, strategic product line growth, led by a 103% increase in Fire

Revenue	$28.7 million
Gross Margin	43.4%
Adjusted EBITDA	$2.8 million
Adjusted EBITDA Margin	9.6%

2025-27 Targets

- **Mid-to high single digit revenue growth in core markets**
  - Growth above market by 200-300 bps/year
- **Adjusted EBITDA margins in the high teens**
  - Strong operating leverage to revenue growth
- **Strive for gross margin in the low 40's**
- **Continued strong free cash flow generation**

Q1-FY24 Revenue

GEOGRAPHY


7%
11%
14%
12%
13%
43%
USA
Asia
Other N.A.
Europe
Latin America
Other Foreign

PRODUCT LINE


4%
19%
15%
19%
43%
Disposables
Chemical
FR/AR Performance
Fire
High-Visibility

Eagle Technical Products Acquisition[1] Enhances Lakeland's Product Portfolio and Expands Geographical Reach

Company Background and Product Portfolio

Headquarters	• Stockport, UK
Product Focus	• Firefighter Suits & Apparel (65% of FY22 revenues) • Industrial FR Apparel (35% of FY22 revenues)
Markets	• Europe, Africa, and Middle East
Distribution	• Utilizes UK-based, in-house design and manufacturing to prototype to customer specifications then leverages third-party manufacturing in Europe

Acquisition Highlights

- Complementary product lines to Lakeland's existing portfolio that greatly benefit Lakeland's differentiated product offering, particularly within fire service protective clothing
- Focus on product innovations and R&D expertise to compete and take market share
- Expands and diversifies Lakeland's customer base, most of which are on multi-year contracts
- Asset-light value chain provides potential in-sourcing synergy opportunities as well as access to new suppliers
- Bolsters Lakeland's sales presence and activities in EMEA and South America


eagle FR
32%
LIGHTER
THAN LEADING
ASSEMBLIES


eagle FR
FALCON
BLACK
FIRE SUIT

1) Acquisition closed on December 2, 2022

Appendix

Operations Statement – Q1

	THREE MONTHS ENDED APRIL 30,	
	2023	2022
Net sales	$28,700	$27,278
Cost of goods sold	16,256	16,222
Gross profit	12,444	11,056
Operating expenses	10,506	9,607
Operating profit	1,938	1,449
Other income (expense), net	(69)	(26)
Interest expense	(8)	(9)
Income before taxes	1,861	1,414
Income tax expense	541	285
Net income	$1,320	$1,129
Net income per common share:		
Basic	$0.18	$0.15
Diluted	$0.18	$0.14
Weighted average common shares outstanding:		
Basic	7,325,005	7,615,967
Diluted	7,502,863	7,798,198

(UNAUDITED)
($000's Except Share Information)

Non-GAAP Reconciliation – Q1

	THREE MONTHS ENDED April 30,	
	2023	2022
Net Income to EBITDA		
Net Income	$1,320	$1,129
Interest	8	9
Taxes	541	285
Depreciation and amortization	533	425
EBITDA	$2,402	$1,848
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
EBITDA	$2,402	$1,848
Equity compensation	407	407
Other income (expense)	69	26
Eagle acquisition-related expenses	17	---
Eagle revaluation of earnout consideration	(493)	---
Employee separation expense	320	---
New Monterrey, Mexico facility start-up costs	38	---
Adjusted EBITDA	$2,760	$2,281
Adjusted EBITDA Margin		
Revenue	$28,700	$27,278
Adjusted EBITDA	$2,760	$2,281
Adjusted EBITDA Margin	9.6%	8.4%

(Amounts in $000's)

Balance Sheet – Q1

ASSETS	April 30, 2023	JANUARY 31, 2023
Current assets		
Cash and cash equivalents	$26,021	$24,639
Accounts receivable, net of allowance for doubtful accounts of $758 and $666 at April 30, 2023 and January 31, 2023, respectively	16,856	17,296
Inventories	57,896	58,176
Prepaid VAT and other taxes	2,578	1,963
Other current assets	4,591	2,908
Total current assets	107,942	104,892
Property and equipment, net	9,217	9,140
Operating leases right-of-use assets	5,269	5,472
Deferred tax assets	2,940	2,764
Other assets	107	100
Goodwill	8,473	8,473
Intangible assets, net	5,940	6,042
Investments	5,206	5,354
Total assets	$145,094	$142,327

(UNAUDITED)
($000's Except Share Information)

LIABILITIES AND STOCKHOLDERS' EQUITY	April 30, 2023	JANUARY 31, 2023
Current liabilities		
Accounts payable	$8,297	$6,558
Accrued compensation and benefits	3,390	2,522
Other accrued expenses	4,526	4,068
Income tax payable	519	---
Short-term borrowings	115	405
Accrued earnout agreement	2,688	3,182
Current portion of operating lease liabilities	998	1,253
Total current liabilities	20,533	17,988
Deferred income taxes	769	769
Long-term portion of operating lease liabilities	3,654	3,580
Total liabilities	24,956	22,337
Commitments and contingencies		
Stockholders' equity		
Preferred stock, $0.01 par; authorized 1,500,000 shares (none issued)	----	-----
Common stock, $0.01 par; authorized 20,000,000 shares Issued 8,709,256 and 8,655,699; outstanding 7,355,748 and 7,325,005 at April 30, 2023 and January 31, 2023, respectively	87	87
Treasury stock, at cost; 1,353,508 and 1,330,694 shares at April 30, 2023 and January 31, 2023, respectively	(19,922)	(19,646)
Additional paid-in capital	78,543	78,475
Retained earnings	65,839	64,765
Accumulated other comprehensive loss	(4,409)	(3,691)
Total stockholders' equity	120,138	119,990
Total liabilities and stockholders' equity	$145,094	$142,327

Income Statement – FY2023

	12 MONTHS ENDED JANUARY 31,	
	2023	2022
Net sales	$112,846	$118,386
Cost of goods sold	66,997	67,473
Gross profit	545,849	50,913
Operating expenses	40,308	34,866
Operating profit	5,541	16,047
Other income (expense), net	(33)	121
Interest expense	(37)	(15)
Income before taxes	5,471	16,153
Income tax expense	3,598	4,781
Net income	$1,873	$11,372
Net income per common share:		
Basic	$0.25	$1.44
Diluted	$0.24	$1.41
Weighted average common shares outstanding:		
Basic	7,562,179	7,900,131
Diluted	7,737,955	8,053,876

($000's Except Share Information)

Non-GAAP Reconciliation – FY2023

	YEAR ENDED JANUARY 31,	
	2023	2022
Net Income to EBITDA		
Net Income	$1,873	$11,372
Interest	37	15
Taxes	3,598	4,781
Depreciation and amortization	1,505	1,868
Other income (expense)	(33)	121
EBITDA	$7,046	$17,915
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
EBITDA	$7,046	$17,915
Equity compensation	1,491	1,667
Adjusted EBITDA	$8,537	$19,582
Adjusted EBITDA Margin		
Revenue	$112,846	$118,386
Adjusted EBITDA	$8,537	$19,582
Adjusted EBITDA Margin	7.6%	16.5%
Net Cash (Used in) Provided by Operating Activities to Free Cash Flow		
Cash flow (used in) provided by operating activities	($5,451)	$12,785
Capital expenditures	1,985	801
Cash paid for taxes (foreign)	3,151	5,315
Free cash flow	($315)	$6,669

(Amounts in $000's)

Lakeland®

Protect Your People®